Exhibit 99.1

NEWS RELEASE

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HP to Acquire Palm for $1.2 Billion

Combination will accelerate HP’s growth within the more than $100 billion connected mobile device market

PALO ALTO and SUNNYVALE, Calif., April 28, 2010 – HP and Palm, Inc. (NASDAQ: PALM) today announced that they have entered into a definitive agreement under which HP will purchase Palm, a provider of smartphones powered by the Palm webOS mobile operating system, at a price of $5.70 per share of Palm common stock in cash or an enterprise value of approximately $1.2 billion. The transaction has been approved by the HP and Palm boards of directors.

The combination of HP’s global scale and financial strength with Palm’s unparalleled webOS platform will enhance HP’s ability to participate more aggressively in the fast-growing, highly-profitable smartphone and connected mobile device markets. Palm’s unique webOS will allow HP to take advantage of features such as true multitasking and always up-to-date information sharing across applications.

“Palm’s innovative operating system provides an ideal platform to expand HP’s mobility strategy and create a unique HP experience spanning multiple mobile connected devices,” said Todd Bradley, executive vice president, Personal Systems Group, HP. “And, Palm possesses significant IP assets and has a highly skilled team. The smartphone market is large, profitable and rapidly growing, and companies that can provide an integrated device and experience command a higher share. Advances in mobility are offering significant opportunities, and HP intends to be a leader in this market.”

“We’re thrilled by HP’s vote of confidence in Palm’s technological leadership, which delivered Palm webOS and iconic products such as the Palm Pre. HP’s longstanding culture of innovation, scale and global operating resources make it the perfect partner to rapidly accelerate the growth of webOS,” said Jon Rubinstein, chairman and chief executive officer, Palm. “We look forward to working with HP to continue to deliver industry-leading mobile experiences to our customers and business partners.”

Under the terms of the merger agreement, Palm stockholders will receive $5.70 in cash for each share of Palm common stock that they hold at the closing of the merger. The merger consideration takes into account the updated guidance and other financial information being released by Palm this afternoon. The acquisition is subject to customary closing conditions, including the receipt of domestic and foreign regulatory approvals and the approval of Palm’s stockholders. The transaction is expected to close during HP’s third fiscal quarter ending July 31, 2010.

Palm’s current chairman and CEO, Jon Rubinstein, is expected to remain with the company.

Audio webcast

Today at 5 p.m. ET/2 p.m. PT, HP will conduct a live audio webcast for financial analysts and stockholders to discuss HP’s agreement to acquire Palm.

The webcast will be hosted by Todd Bradley and is accessible at www.hp.com/investor/webcast.

About Palm

Palm, Inc. creates intuitive and powerful mobile experiences that enable consumers and businesses to connect to their information in more useful and usable ways. The company’s groundbreaking Palm webOS platform, designed exclusively for mobile application, introduces true multitasking and Palm Synergy, which brings your information from the many places it resides into a single, more comprehensive view of your life. More information about Palm, Inc. is available at www.Palm.com.

About HP

HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. The world’s largest technology company, HP brings together a portfolio that spans printing, personal computing, software, services and IT infrastructure to solve customer problems. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

Additional information and where to find it

Palm intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the acquisition. The definitive proxy statement will be sent or given to the stockholders of Palm. Before making any voting or investment decision with respect to the merger, investors and stockholders of Palm are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the acquisition. The proxy statement and other relevant materials (when they become available), and any other documents filed by Palm with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, by going to Palm’s Investor Relations page on its corporate website or by contacting Palm’s Investor Relations department by email at teri.klein@palm.com, by phone at (408) 617-7000, or by mail at Palm, Inc., Investor Relations, 950 West Maude Avenue, Sunnyvale, California 94085.

Participants in the solicitation

Palm and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Palm stockholders in connection with the acquisition. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 27, 2010 and HP’s Annual Report on Form 10-K filed on December 17, 2009. Information about Palm’s directors and executive officers is set forth in Palm’s proxy statement on Schedule 14A filed with the SEC on August 13, 2009. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Palm intends to file with the SEC.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, the target company’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2010. HP assumes no obligation and does not intend to update these forward-looking statements.

© 2010 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.